UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2023

ARES ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39972	98-1538872
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor

New York, NY 10167

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 201-4100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value per share, and one-fifth of one redeemable warrant	AAC.U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	AAC	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	AAC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On July 24, 2023, Ares Acquisition Corporation filed a Current Report on Form 8-K dated July 24, 2023 (the “Original 8-K”) with the Securities and Exchange Commission. This current report on Form 8-K/A (the “Amendment”) is being filed solely because an incorrect version of the Amended and Restated Promissory Note was inadvertently filed as Exhibit 10.1 to the Original 8-K. The correct Amended and Restated Promissory Note is filed as Exhibit 10.1 hereto and supersedes and replaces in its entirety the Amended and Restated Promissory Note filed as Exhibit 10.1 to the Original 8-K.

This Amendment contains only the Cover Page to this Form 8-K/A, this Explanatory Note, Item 9.01, the Signature Page and the correct Exhibit 10.1.

This Amendment speaks as of the original filing date of the Original 8-K and does not modify or update in any way disclosures made in the Original 8-K other than to correct the exhibit.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title

10.1	Amended and Restated Promissory Note, dated as of July 24, 2023, by and between Ares Acquisition Corporation and Ares Acquisition Holdings LP.

104	Cover Page Interactive Data File.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2023	Ares Acquisition Corporation

	By:	/s/ Anton Feingold
	Name:	Anton Feingold
	Title:	Secretary